Exhibit 99.1

ICC Holdings, Inc. ICC HOLDINGS Annual Shareholders Meeting May 18, 2022 Illinois Casualty Company ICC Realty Estrella Innovative Solutions Katkin Safety Education for Professionals 1

Forward-Looking Statements As a reminder, we will be presenting certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, during this presentation which may include, but are not limited to, statements regarding the Company’s, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. Certain factors could cause actual results to differ materially from those described in these forward-looking statements. For a list of factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, “Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Information,” set forth in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022. No undue reliance should be placed on any forward-looking statements. ICC HOLDINGS 2 © 2022 Illinois Casualty Company

Contents Strategic Update Results Examined Geographic Footprint ICC HOLDINGS 3 © 2022 Illinois Casualty Company

Strategic Update Pandemic Rebound Premium growth exceeding pre-pandemic levels Growth is across all states of operation No change in claim experience or lawsuit exposure from Covid-19 Focus on improving returns Combined ratio improved in 2021 and positive trend continued in 1st quarter Underwriting focus is on adequate and sustainable pricing Continue a responsible and conservative reserving philosophy Feeling the impact of inflation in 2022, using alternative investments to mitigate Going forward Leverage new A- rating for future profitable growth Continuing to build on success of geographic expansion Investing in technology to drive customer value and operating efficiency Utilize FHLB financing and other methods to ensure continued liquidity ICC HOLDINGS 4 © 2022 Illinois Casualty Company

Results Examined Income Statement Net premiums earned Net investment income Net realized investment gains Net unrealized (losses) gains on equity securities Gain on extinguishment of debt Other income (loss) Consolidated revenues Losses and settlement expenses Policy acquisition costs and other operating expenses Interest expense on debt General corporate expenses Total expenses Earnings before income taxes Income tax expense (benefit): Current Deferred Total income tax expense Net earnings Other comprehensive (loss) earnings, net of tax Comprehensive (loss) earnings For the Three-Months Ended For the Twelve -Months Ended March 31, December 31, 2022 2021 2020 (Unaudited) (Audited) $ 16,016,677 $ 53,893,020 $ 49,689,202 917,081 3,414,4C8 3,497,702 207,585 982,547 (245,323) (1,292,692) 2,801,991 2,167,417 — — 1,641,299 159,431 348,7C0 (231.024) 16,008,082 61,440,675 56,519,273 10,195,201 34,699,543 32,56X988 5,772,400 20,824,900 18,529,446 61,011 235,001 207,719 189,415 723,350 64X 763 16,218,027 56,482,794 51,94Q 916 (209,945) 4,957,881 4,578,357 184,221 400,355 537,078 (234,026) 414,747 509,915 (49,805) 815,102 1,046,993 $ (160,140) S 4,142,779 $ 3,531,364 (4,969,069) (2,600,064) 2,566,155 $ (5,129,209) $ 1,542,715 s 6,097,519 ICC HOLDINGS 5 © 2022 Illinois Casualty Company

Results Examined Average Premium Per Policy Average Premium per Policy by Line of Business Average BP premium increased by 13.8% in 2021 while average property exposure only increased by 1.7% and liability exposure increased by 6.8%. Average LL and UL premiums in 2021 increased by 13.3% and 18.1%. $1,000,000 $950,000 $9,000 $5,975 $6,287 $6,665 $6,749 $7,683 $900,000 $8,000 $734,108 $779,931 $8,306,668 $754,589 $806,247 $850,000 $7,000 $702,641 $716,093 $726,333 $741,282 $753,900 $800,000 $6,000 $3,923 $2,384 $2,434 $2,161 $2,449 $750,000 $5,000 $2,379 $1,609 $1,539 $1,440 $1,701 $700,000 $4,000 $1,676 $3,224 $3,084 $2,632 $2,830 $650,000 $3,000 $600,000 $2,000 $550,000 $1,000 $500,000 2017 2018 2019 2020 2021 BP LL UL WC Avg. Bldg ad BPP Limited per Policy Avg. Food and Liquor Sales per Policy 6 © 2022 Illinois Casualty Company ICC HOLDINGS

Results Examined Combined Ratio By Product Line 160.0% 140.0% 120.0% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% BP BL LL WC UL Total 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Goal ICC HOLDINGS 7 © 2022 Illinois Casualty Company

Results Examined Combined Ratio By State 250.0% 200.0% 150.0% 100.0% 50.0% 0.0% IA IL IN MN MO WI OH KS CO MI PA AZ Total 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Goal ICC HOLDINGS 8 © 2022 Illinois Casualty Company

Results Examined Balance Sheet Assets Investments and cash: Fixed maturity securities Common stocks at fair value Preferred stocks at fair value Other invested assets Property held for investment net of depreciation Cash and cash equivalents Total investments and cash Accrued investment income Premiums and reinsurance balances receivable Ceded unearned premiums Reinsurance balances recoverable on unpaid losses and settlement expenses Income taxes-current Income taxes-deferred Deferred policy acquisition costs, net Property and equipment net depreciation Other assets Total assets Liabilities and Equity Liabilities: Unpaid losses and settlement expenses Unearned premiums Reinsurance balances payable Corporate debt Accrued expenses Income taxes - deferred Other liabilities Total liabilities Equity: Common stock Treasury stock, at cost Additional paid-in capital Accumulated other comprehensive earnings, net of tax Retained earnings Less: Unearned Employee Stock Ownership Plan shares at cost Total equity Total liabilities and equity As of Mardi 31, December 31. 2022 2021 2020 (Unaudited) (Audited) $ 101,872,420 $ 105,841,543 s 105,740,566 2Z 795,115 23,608,197 14,724,814 Z 858 036 2,780,450 1,683,892 8178674 3,086,568 1,772,867 8871.484 5,509,114 5,399,826 4,580,287 4,606,378 6,598,842 141.158016 145,432,250 135,920,807 728561 659,413 660,793 27,410129 27,199,804 23,506,171 948COO 967,022 860,905 18088694 14,521,219 13,019,865 31.770 195,694 372,986 60Q055 — — 7,156770 6,538,844 5,429,620 8189,728 3,144,218 2,860,331 1.308288 1,343,504 1,307,794 $ 198610011 $ 2CO,001,968 $ 183,939,272 $ 67,407,376 $ 61,834,809 $ 61,575,666 37,509,068 36,212,266 29,788,834 508656 1,368,294 371,195 1&45Z288 18,455,342 13,465,574 4,174,785 5,441,611 3,472,511 — 954,862 1,231,271 87Z609 1,030,870 1,290,532 128,919,782 125,298,054 111,195,583 35,000 35,000 35,000 (812Z492) (3,155,399) (3,153,838) 3Z 989,963 32,965,136 32,780,436 (Z049,042) 2,920,027 5,520,091 44,12Z7S5 44,282,895 40,140,115 (Z 285,955) (2,343,745) (2,578,115) 69,690229 74,703,914 72,743,689 $ 198610011 $ 200,001,968 $ 183,939,272 ICC HOLDINGS 9 © 2022 Illinois Casualty Company

Results Examined Liquidity and Financial Flexibility Legal Entity Original Amount Rate (1) Due Illinois Casualty Company $6.0M 1.40% 25-Mar Illinois Casualty Company $4.0M 0.74% 26-May Illinois Casualty Company $5.0M 1.36% 27-May Effective Borrowing Costs(1) 1.21% Reinvestment Returns 2.35% ICC HOLDINGS 10 © 2022 Illinois Casualty Company

Results Examined Consistent Reserving Loss and DCC Reserve Development First Year Ultimate Current Ultimate $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0 2012 2013 2014 2015 2016 2017 2018 2019 2020 ICC HOLDINGS 11 © 2022 Illinois Casualty Company

Results Examined Historical Book Value Per Share 23.00 22.00 21.00 20.00 19.00 18.00 17.00 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 ICC HOLDINGS 12 © 2022 Illinois Casualty Company

Geographic Footprint Future Q4 2022 Future Licensed & Active Licensed: entry planned during fourth quarter of 2022 Licensed Only ICC HOLDINGS 13 © 2022 Illinois Casualty Company

Questions? ICC HOLDINGS 14

Thank You! ICC HOLDINGS 15